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FORM OF CERTIFICATE
MONSANTO COMPANY

                                                                     EXHIBIT 4.1


NUMBER                           SHARES

                                 CUSIP NO. 61166W 10 1


[PICTURE OF WOMAN IN FIELD]

COMMON STOCK
$ .01 PAR VALUE

SEE REVERSE FOR CERTAIN DEFINITIONS
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

This Certifies that

is the owner of

FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK OF

Monsanto Company (hereinafter referred to as the "Company"), transferable on the books of the Company by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation, as amended, of the Company (a copy of which certificate is on file with the Transfer Agent), to all of which the holder by acceptance hereof assents.

This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

In witness whereof, the Company has caused this certificate to be signed by its duly authorized officers and its corporate seal to be hereunto affixed.

Dated:

CHIEF EXECUTIVE OFFICER AND SECRETARY

COUNTERSIGNED AND REGISTERED: EQUISERVE TRUST COMPANY, N.A.

TRANSFER AGENT AND REGISTRAR:

BY
AUTHORIZED SIGNATURE



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Monsanto Company will furnish without charge to each stockholder who so requests a statement or summary of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof which Monsanto Company is authorized to issue and of the qualifications, limitations or restrictions of such preferences and/or rights. Any such request is to be addressed to the Secretary of Monsanto Company or to the Transfer Agent named on the face of this certificate.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws and regulations:


TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN  - as joint tenants with rights of survivorship
          and not as tenants in common
TOD     - transfer on death direction in event of owner's death,
          to person named on face subject to STA TOD rules.
Additional abbreviations may be used though not in the above list.


UNIF GIFT MIN ACT _________________CUSTODIAN_______________________
                        (Cust)                      (Minor)

                   Under Uniform Gifts to Minors Act

                   _________________________________
                               (STATE)


UNIF TRAN MIN ACT _________________CUSTODIAN_______________________
                        (Cust)                      (Minor)


                   Under Uniform  Transfers to Minors Act

                   _________________________________
                               (STATE)


FOR VALUE RECEIVED                         HEREBY SELL, ASSIGN AND TRANSFER UNTO



__________________________________________________
(Please print or type name and address of assignee)


__________________________________________________


__________________________________________________


_____________________________________________   Social Security or other
                                                Identifying Number of Assignee


                                                ____________________________
_____________________________________________   SHARES


____________________________________________________________________________

SHARES OF THE CAPITAL STOCK REPRESENTED BY THE WITHIN CERTIFICATE AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT

____________________________________________________________________________

ATTORNEY TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN NAMED COMPANY WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED

NOTICE: The Signature(s) to this assignment must correspond with the name(s) as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.

The signature(s) should be guaranteed by an Eligible Guarantor Institution (Banks, Stockholders, Savings and Loan Associations and Credit Unions with membership in an approved signature guarantee medallion program), pursuant to S.E.C. Rule 17Ad-15.

Signature
Signature
Signature(s) guaranteed by